v Exhibit 99.2 v v TransUnion First Quarter 2020 Earnings Chris Cartwright, President and CEO Todd Cello, CFO

Forward-Looking Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward- looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2019, as modified in any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion's website (www.transunion.com/tru) and on the Securities and Exchange Commission's website (www.sec.gov). TransUnion undertakes no obligation to update the forward-looking statements to reflect the impact of events or circumstances that may arise after the date of the forward-looking statements. © 2020 Trans Union LLC All Rights Reserved | 2

• Focused on the welfare of our associates, customers, consumers and communities • Transitioned to work from home globally • Operating all aspects of our business successfully • Appreciate decisive actions of legislators and regulators © 2020 Trans Union LLC All Rights Reserved | 3

COVID-19 Situation Update • Tracking well ahead of guidance prior to mid-March • Experienced declines in economic activity, curtailed lending and job losses as a First Quarter result of shelter in place policies across our markets 2019 Impact • Delivered strong first quarter results despite downturn in mid-March • Managed by a team with demonstrated crisis leadership Well Positioned • Balancing expense actions with ongoing investments in technology and innovation to Manage Through the • Implementing a global playbook to help customers manage through the downturn Crisis • Expect to return to our historically strong performance © 2020 Trans Union LLC All Rights Reserved | 4

1 Current transaction trends 2 Downturn Playbook 3 Strategy and portfolio strengths 4 Balance sheet and liquidity position 5 Second quarter scenario-based outlook © 2020 Trans Union LLC All Rights Reserved | 5

U.S. Markets – Financial Services Trend Online Credit Report Unit Volumes Total U.S. Markets Financial Services Volume • Prior to mid-March, Financial Services was performing very well (11%) • Shelter in place policies caused dramatic volume reductions • Volumes stabilized in recent weeks January February March April(1) 2019 2020 © 2020 Trans Union LLC All Rights Reserved | 6 (1) Data shown through April 24th of each respective year.

U.S. Markets – Financial Services End-Market Trends Online Credit Report Unit Volumes Mortgage Auto (11%) +38% January February March April(1) January February March April(1) Consumer Lending Card and Banking (29%) (13%) January February March April(1) January February March April(1) (1) Data shown through April 24th of each 2019 2020 respective year; scales may differ for each graph © 2020 Trans Union LLC All Rights Reserved | 7 as a result of absolute volume differences.

Healthcare Vertical Trends Our solutions reduce provider risk and increase cash flow • Front-end solutions: insurance eligibility checks, identity screens and payment estimation ─ Patient volumes declining with focus on COVID-19 and deferral of elective and preventative care • Back-end solutions: identify opportunities for reimbursement ─ Providers incentivized to maximize recoveries from insurers ─ Back-end recovery volumes will decline due to curtailment in elective and preventative care © 2020 Trans Union LLC All Rights Reserved | 8

Insurance Vertical Trends Provide insurers with marketing and underwriting solutions, analytics and investigative tools for claims • Insurers continue to service customers and underwrite new policies; less impacted given consistent demand • Underwriting dropped in mid-March due to decline in shopping activity; however, demand stabilized recently • Carrier marketing continues at pre-pandemic levels • Focus on cost reduction, increasing interest in Driver Risk solution © 2020 Trans Union LLC All Rights Reserved | 9

Other U.S. Markets Vertical Trends

Vertical	What We Do	Current Trends	TransUnion Outlook
Collections	Critical data for third-party collections	Severe volume declines due to collections hiatus and work from home challenges	Softness continues until social and policy-driven moratoriums expire
Public Sector	Background screening and fraud mitigation solutions	No impact for federal; state agencies focused on COVID-19 mitigation	Limited downside risk; potential upside by supporting COVID-19 mitigation activities
Tenant and Employment Screening	Help property owners and employers make informed decisions	Softness given tenants' reduced desire to move and increased unemployment	Softness continues until social and policy-driven moratoriums expire
Telco	Credit checks for plans and devices	Weak trends as most retail locations closed	Softness continues until social and policy-driven moratoriums expire

© 2020 Trans Union LLC All Rights Reserved | 10

Consumer Interactive Trends Consumers recognize value of credit and identity protection, credit monitoring and related financial education tools • Direct channel: ─ Modest negative impact to subscriber base ─ Focused marketing to maximize acquisition and retention • Indirect channel: ─ Indirect partners curtailing marketing programs; expect decline in subscribers ─ Substantive discussions with potential new partners © 2020 Trans Union LLC All Rights Reserved | 11

International Trends

Country or Region	Revenue Contribution	Portfolio Diversification *(Beyond Financial Services)*	Current Trends
U.K.	7% of Total TU *(31% of International)*	Fraud solutions, government, gaming, affordability suite	Markets under stress; strong fraud solution volumes
Canada	4% of Total TU *(17% of International)*	Fraud solutions, DTC offerings, insurance and government verticals	Softness will continue until social and policy-driven moratoriums expire
India	4% of Total TU *(17% of International)*	Analytics and decisioning, fraud solutions, DTC offerings, commercial credit	Sharp drop in activity given severity of shelter in place provisions
Latin America	4% of Total TU *(17% of International)*	Data analytics business *(Brazil)*	Reduced lending activity; challenges with transacting remotely
Africa	2% of Total TU *(10% of International)*	Large portion of business serving insurance industry	Economy challenged pre-COVID-19; now worse
Asia Pacific	2% of Total TU *(9% of International)*	Portfolio and risk management, fraud solutions, DTC offerings	*Hong Kong:* stabilized at lower rate *Philippines:* facing significant headwinds

TransUnion

Note: Revenue Contribution based on FY 2019 Adjusted Revenue. Amounts may not foot due to rounding.

© 2020 Trans Union LLC All Rights Reserved | 12

Downturn Playbook: Marketplace Actions

	Phase I: Immediate Response	Phase II: Initial Recovery	Phase III: New Normal
Goals	**Engage with our customers and serve their immediate needs with tailored, easy-to-deploy solutions**	**Expand customer engagement and create new solutions to address emerging market needs**	**Proceed with our long-term strategy, updated to reflect findings from phases I and II**
Example actions	• Deploy an advanced **account management bundle**, including triggers, trended / alternative data and new COVID-19 attributes • Promote **DriverRisk** to optimize auto insurance expenses and effectiveness • Mitigate increased e-commerce fraud risk with **iovation and IDVision** • Supply international lenders with a more frequent review of **consumers' income and spending behaviors**	• **Develop new risk models** including COVID-19 attributes and trended/alternative data • Offer integrated **fraud and digital marketing solutions** to meet demand as consumers continue online purchasing • Partner with international lenders to adjust **underwriting frameworks** based on local needs • Develop **income stress segmentation and triggers** with international lenders to prioritize action for at-risk customers	

TransUnion

© 2020 Trans Union LLC All Rights Reserved | 13

Downturn Playbook: Cost Mitigation and Investment Prioritization Managing costs consistent with softer market conditions • Near-term cost actions: ─ Variable costs offset a portion of volume declines (e.g., royalties and variable compensation) ─ Cancelled future T&E, internal meetings and client events ─ Froze new hiring except for technology evolution and select other strategic programs ─ Eliminated lower priority CapEx • Plans ready to reduce costs further should conditions worsen Maintaining priority investments in innovation, technology (Project Rise) and operational excellence © 2020 Trans Union LLC All Rights Reserved | 14

TransUnion’s Unique Market Position and Approach Innovator / attacker positions across our markets Replicable enterprise growth playbook Powerful data assets Industry-leading technology stack Culture of customer focus, accountability, performance Sound financial management © 2020 Trans Union LLC All Rights Reserved | 15

Strong Liquidity Position and Commitment to Prudently Manage our Balance Sheet Liquidity Leverage $306M Cash on hand $3.34B Total net debt $300M Undrawn revolver capacity $1.08B TTM Adjusted EBITDA $606M Total liquidity 3.1x Reported net leverage ratio Going forward, prioritizing cash to: Only one financial covenant (TLA and Revolver)  Run the business without interruption • Net debt to EBITDA of no more than 5.50x  Service our debt • Currently no covenant concerns  Continue to invest No near-term maturities  Pay our dividend • $1.1B TLA debt matures December 2024  Retain excess cash • $2.5B TLB debt matures November 2026 © 2020 Trans Union LLC All Rights Reserved | 16

Year-over-Year Change Adjusted Revenue 10% Constant Currency Adjusted Revenue 11% Consolidated Q1 2020 Organic Adjusted Revenue 10% Highlights Organic Constant Currency Adjusted Revenue 11% Adjusted EBITDA 10% Constant Currency Adjusted EBITDA 11% Organic Constant Currency Adjusted EBITDA 11% Adjusted Diluted EPS 22% © 2020 Trans Union LLC All Rights Reserved | 17

Inorganic Organic Constant Reported FX Impact Impact Currency U.S. Markets Adjusted 14% — (1)% 14% Q1 2020 Revenue Financial 22% — — 22% Year-over-Year Services Financial Emerging 6% — (1)% 5% Highlights Verticals Adjusted 21% — — 21% EBITDA Note: Rows may not foot due to rounding. © 2020 Trans Union LLC All Rights Reserved | 18

Organic Organic CC Inorganic Reported FX Impact Constant ex. Recipero Impact Currency Disposition Adjusted 5% +4% — 9% 10% International Revenue Q1 2020 Canada 15% +1% — 16% — Latin (4)% +10% — 6% — Year-over-Year America Financial U.K. 6% +1% — 7% 10% Highlights Africa (5)% +9% — 4% — India 11% +3% — 14% — Asia 1% (1)% — 0% — Pacific Adjusted (7)% +3% — (4)% — EBITDA Note: Rows may not foot due to rounding. © 2020 Trans Union LLC All Rights Reserved | 19

Consumer Inorganic Organic Constant Reported FX Impact Interactive Impact Currency Adjusted Q1 2020 3% — — 3% Revenue Year-over-Year Adjusted (5)% — — (5)% Financial EBITDA Highlights © 2020 Trans Union LLC All Rights Reserved | 20

• The global spread and unprecedented impact of COVID-19 is complex and rapidly-evolving. Given the considerable uncertainty across all our geographic Suspending and vertical markets, at this time we have suspended Full Year full year guidance. 2020 Guidance • We will continue to assess this decision, and intend to reinstate full year guidance at the appropriate time once we have sufficient visibility. © 2020 Trans Union LLC All Rights Reserved | 21

Prior Outlook Updated Outlook Adjusted Tax Rate: 25.5% Lower Adjusted Tax Rate Full Year 2020 Outlook Total D&A: ~$375M Lower Total D&A • D&A ex. step-up and • D&A ex. step-up and – Other Items subsequent M&A: ~$180M subsequent M&A also lower Net Interest Exp.: ~$140M Lower Net Interest Expense CapEx: ~8% of revenue Lower Capex (on an absolute dollar spend basis) © 2020 Trans Union LLC All Rights Reserved | 22

Second Quarter 2020 Scenario-based Outlook Market Potential Balance Sheet Assumptions Financial Outcome Implications • Adjusted Revenue: decline 13% to 18% ─ Includes 1 point of FX headwind ─ U.S. Markets: mid-teens percent decline ─ International: low-twenties percent decline Base Current trends • Cash remains stable continue through ─ Consumer Interactive: mid-single-digits percent decline Case June 2020 • Leverage remains ≤ 3.5x • Adjusted EBITDA: decline 33% to 38% ─ Includes 1 point of FX headwind • Adjusted EPS: decline more than Adjusted EBITDA • Expect Adjusted Revenue and Adjusted EBITDA declines to moderate in 2H20 assuming linear recovery © 2020 Trans Union LLC All Rights Reserved | 23

Second Quarter 2020 Scenario-based Outlook Market Potential Balance Sheet Assumptions Financial Outcome Implications • Adjusted Revenue: decline less than 10% Upside Earlier, albeit slow, • Cash balance builds slightly start to recovery • Adjusted EBITDA: decline less than 25% Case in May or June 2020 • Leverage increases modestly • Adjusted EPS: decline more than Adjusted EBITDA • Adjusted Revenue: decline more than 20% • Utilize cash on balance sheet Downside Current trends meaningfully • Adjusted EBITDA: decline more than 45% • Further discretionary actions Case deteriorate available • Adjusted EPS: decline more than Adjusted EBITDA © 2020 Trans Union LLC All Rights Reserved | 24

• Provided comprehensive, transparent view of our business and markets • Executing plans to proactively address current situation • Expect portfolio and strategy to remain intact • Prioritizing welfare of associates and broader communities © 2020 Trans Union LLC All Rights Reserved | 25

© 2020 Trans Union LLC All Rights Reserved | 26